UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2021

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 26, 2021, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended September 30, 2021. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Core non-interest expense:
Total non-interest expense	$57,860	$39,899	$34,315	$135,746	$100,445
Less: acquisition-related expenses	16,209	2,400	335	20,520	412
Less: pension settlement charges	143	—	531	143	1,050
Less: severance expenses	—	14	192	63	284
Less: COVID-19-related expenses	181	210	148	683	1,206
Less: Peoples Bank Foundation, Inc. contribution	—	—	—	500	—
Less: contract negotiation expenses	1,851	—	—	1,851	—
Core non-interest expense	$39,476	$37,275	$33,109	$111,986	$97,493

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Efficiency ratio:
Total non-interest expense	57,860	$39,899	34,315	135,746	100,445
Less: amortization of other intangible assets	1,279	1,368	857	3,267	2,314
Adjusted non-interest expense	$56,581	$38,531	$33,458	$132,479	$98,131

Total non-interest income	$16,346	$15,821	$16,770	$49,070	$47,171
Less: net gain on investment securities	—	—	2	—	383
Add: net loss on investment securities	(166)	(202)	—	(704)	—
Add: net loss on asset disposals and other transactions	(308)	(124)	(28)	(459)	(237)
Total non-interest income, excluding net gains and losses	$16,820	$16,147	$16,796	$50,233	$47,025

Net interest income	$42,578	$39,660	$35,119	$117,816	$104,615
Add: fully tax-equivalent adjustment (a)	351	324	262	970	803
Net interest income on a fully tax-equivalent basis	$42,929	$39,984	$35,381	$118,786	$105,418

Adjusted revenue	$59,749	$56,131	$52,177	$169,019	$152,443

Efficiency ratio	94.7%	68.64%	64.12%	78.38%	64.37%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$39,476	$37,275	$33,109	$111,986	$97,493
Less: amortization of other intangible assets	1,279	1,368	857	3,267	2,314
Adjusted core non-interest expense	$38,197	$35,907	$32,252	$108,719	$95,179

Adjusted revenue	$59,749	$56,131	$52,177	$169,019	$152,443

Efficiency ratio adjusted for non-core items	63.93%	63.97%	61.81%	64.32%	62.44%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	September 30,	June 30,	March 31	December 31,	September 30,
	2021	2021	2021	2020	2020

Tangible equity:
Total stockholders' equity	$831,882	$585,505	$578,893	$575,673	$566,856
Less: goodwill and other intangible assets	295,415	221,576	184,007	184,597	185,397
Tangible equity	$536,467	$363,929	$394,886	$391,076	$381,459

Tangible assets:
Total assets	$7,059,752	$5,067,634	$5,143,052	$4,760,764	$4,911,807
Less: goodwill and other intangible assets	295,415	221,576	184,007	184,597	185,397
Tangible assets	$6,764,337	$4,846,058	$4,959,045	$4,576,167	$4,726,410

Tangible book value per common share:
Tangible equity	$536,467	$363,929	$394,886	$391,076	$381,459
Common shares outstanding	28,265,791	19,660,877	19,629,633	19,563,979	19,721,783

Tangible book value per common share	$18.98	$18.51	$20.12	$19.99	$19.34

Tangible equity to tangible assets ratio:
Tangible equity	$536,467	$363,929	$394,886	$391,076	$381,459
Tangible assets	$6,764,337	$4,846,058	$4,959,045	$4,576,167	$4,726,410

Tangible equity to tangible assets	7.93%	7.51%	7.96%	8.55%	8.07%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2021	2021	2020	2021	2020

Pre-provision net revenue:
(Loss) income before income taxes	$(7,930)	$12,494	$12,846	$23,807	$17,810
Add: provision for credit losses	8,994	3,088	4,728	7,333	33,531
Add: loss on OREO	32	—	—	32	17
Add: loss on investment securities	316	499	—	1,490	2
Add: loss on other assets	363	238	115	687	258
Add: net loss on other transactions	6	—	—	6	—
Less: gain on OREO	—	8	15	8	16
Less: gain on investment securities	150	297	2	786	385
Less: gain on other assets	93	106	72	258	22
Pre-provision net revenue	$1,538	$15,908	$17,600	$32,303	$51,195
Total average assets	$5,475,147	$5,183,146	$4,906,614	$5,192,183	$4,706,153

Pre-provision net revenue to total average assets (annualized)	0.11%	1.23%	1.43%	0.83%	1.45%

Weighted-average common shares outstanding – diluted	20,789,271	19,461,934	19,637,689	19,890,672	19,998,353
Pre-provision net revenue per common share – diluted	$0.07	$0.81	$0.90	$1.61	$2.55

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net (loss) income adjusted for non-core items:
Net (loss) income	$(5,758)	$10,103	$10,210	$19,808	$14,194
Add: net loss on investment securities	166	202	—	704	—
Less: tax effect of loss on investment securities (a)	35	42	—	148	—
Less: net gain on investment securities	—	—	2	—	383
Add: tax effect of net gain on investment securities (a)	—	—	—	—	80
Add: net loss on asset disposals and other transactions	308	124	28	459	237
Less: tax effect of net loss on asset disposals and other transactions (a)	65	26	6	96	50
Add: acquisition-related expenses	16,209	2,400	335	20,520	412
Less: tax effect of acquisition-related expenses (a)	3,404	504	70	4,309	87
Add: pension settlement charges	143	—	531	143	1,050
Less: tax effect of pension settlement charges (a)	30	—	112	30	221
Add: severance expenses	—	14	192	63	284
Less: tax effect of severance expenses (a)	—	3	40	13	60
Add: COVID-19-related expenses	181	210	148	683	1,206
Less: tax effect of COVID-19-related expenses (a)	38	44	31	143	253
Add: Peoples Bank Foundation, Inc. contribution	—	—	—	500	—
Less: tax effect of Peoples Bank Foundation, Inc. contribution	—	—	—	105	—
Add: contract negotiation expenses	1,851	—	—	1,851	—
Less: tax effect of contract negotiation expenses	389	$—	$—	$389	$—
Net income adjusted for non-core items (after tax)	$9,139	$12,434	$11,183	$39,498	$16,409

Days in the period	92	91	92	273	274
Days in the year	365	365	366	365	366
Annualized net (loss) income	$(22,844)	$40,523	$40,618	$26,483	$18,960
Annualized net income adjusted for non-core items (after tax)	$36,258	$49,873	$44,489	$52,809	$21,919
Return on average assets:
Annualized net (loss) income	$(22,844)	$40,523	$40,618	$26,483	$18,960
Total average assets	$5,475,147	$5,183,146	$4,906,614	$5,192,183	$4,706,153
Return on average assets	(0.42)%	0.78%	0.83%	0.51%	0.4%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$36,258	$49,873	$44,489	$52,809	$21,919

Total average assets	$5,475,147	$5,183,146	$4,906,614	$5,192,183	$4,706,153
Return on average assets adjusted for non-core items	0.66%	0.96%	0.91%	1.02%	0.47%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2021	2021	2020	2021	2020

Annualized net (loss) income excluding amortization of other intangible assets:
Net (loss) income	$(5,758)	$10,103	$10,210	$19,808	$14,194
Add: amortization of other intangible assets	1,279	1,368	857	3,267	2,314
Less: tax effect of amortization of other intangible assets (a)	269	287	180	686	486
Net (loss) income excluding amortization of other intangible assets (after tax)	$(4,748)	$11,184	$10,887	$22,389	$16,022

Days in the period	92	91	92	273	274
Days in the year	365	365	366	365	366
Annualized net (loss) income	$(22,844)	$40,523	$40,618	$26,483	$18,960
Annualized net (loss) income excluding amortization of other intangible assets (after tax)	$(18,837)	$44,859	$43,311	$29,934	$21,402

Average tangible equity:
Total average stockholders' equity	$627,783	$581,831	$567,055	$595,918	$578,439
Less: average goodwill and other intangible assets	232,361	222,553	185,816	213,232	180,291
Average tangible equity	$395,422	$359,278	$381,239	$382,686	$398,148

Return on average stockholders' equity ratio:
Annualized net (loss) income	$(22,844)	$40,523	$40,618	$26,483	$18,960
Average stockholders' equity	$627,783	$581,831	$567,055	$595,918	$578,439

Return on average stockholders' equity	(3.64)%	6.96%	7.16%	4.44%	3.28%

Return on average tangible equity ratio:
Annualized net (loss) income excluding amortization of other intangible assets (after tax)	$(18,837)	$44,859	$43,311	$29,934	$21,402
Average tangible equity	$395,422	$359,278	$381,239	$382,686	$398,148

Return on average tangible equity	(4.76)%	12.49%	11.36%	7.82%	5.38%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits

See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 20, 2021 to discuss results of operations for the quarter ended June 30, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 29, 2021	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer